UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 2, 2020 (December 20, 2019)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	001-31568	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on December 27, 2019 the Partnership reported the completion of the following acquisition:

On October 2, 2019, The Hamilton Company, Inc. (the “Purchaser”), an affiliate of the Partnership, entered into a Purchase and Sale Agreement dated as of September 27, 2019 (the “Purchase Agreement”) with Ninety-Three Realty Limited Partnership and the other sellers named therein to purchase the property known as Country Club Garden Apartments, a 181 unit apartment complex located at 57 Mill Street, Woburn, Massachusetts (the “Property”) for an aggregate purchase price of $59,550,000.

On December 20, 2019, Mill Street Gardens, LLC (“Mill Street”), a wholly-owned subsidiary of the Partnership, closed on the purchase of the property for an aggregate purchase price of $59,550,000. Mill Street funded $18,000,000 of the purchase price out of an existing line of credit, $10,550,000 of the purchase price out of the Partnership’s cash reserves and the remaining $31,000,000 from the proceeds of the Loan described in Item 2.03 of the original report. The Purchase Agreement was filed as Exhibit 10.1 to the Partnership’s Form 8-K filed with the Securities and Exchange Commission on October 8, 2019.

On December 20, 2019, Mill Street entered into a Loan Agreement with Insurance Strategy Funding Corp. LLC providing for a loan (the “Loan”) in the maximum principal amount of $35,000,000, consisting of an initial advance of $31,000,000 and a subsequent advance of up to $4,000,000 if certain conditions are met. Interest on the Note is payable on a monthly basis at a fixed interest rate of: (i) 3.586% per annum with respect to the initial advance and (ii) the greater of (A) the sum of the market spread rate and the interpolated (based on the remaining term of the Loan) US Treasury rate at the time of the advance and (B) 3.500% with respect to any subsequent advance. The principal amount of the Note is due and payable on January 1, 2035. The Note is secured by a mortgage on the Property pursuant to a Mortgage, Assignment of Leases and Rents and Security Agreement dated December 20, 2019 .The Note is guaranteed by the Partnership pursuant to a Guaranty Agreement dated December 20, 2019.

Mill Street intends to use the proceeds of the initial advance under the Loan to pay a portion of the purchase price for the Property. If it draws on the additional $4,000,000, it intends to use those proceeds to pay down the line of credit that partially funded the purchase of the Property and for other Partnership expenses. The description of the terms of the Note, Mortgage and Guaranty are qualified by reference to the text of the respective documents.

The Partnership filed the Original Report to report, among other things, the closing of the loan transaction and the completion of the acquisition transaction discussed above. The Partnership hereby amends the original report to include in Item 9.01 thereof required financial statements and pro forma financial information.

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Financial Statements and Exhibits

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF PROPERTY ACQUIRED – COUNTRY CLUB GARDEN APARTMENTS, WOBURN, MASSACHUSETTS

Independent Auditor’s Report

Statement of Revenue and Certain Expenses

Statement of Revenue and Certain Expenses for the Year ended December 31, 2018 and the unaudited Statement of Revenue and Certain Expenses for the Nine Months ended September 30, 2019

Notes to Statement of Revenue and Certain Expenses for the Year ended December 31, 2018 and the unaudited Statement of Revenue and Certain Expenses for the Nine Months ended September 30, 2019

(b)	UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019

Unaudited Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 2019

Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2018

Notes to Unaudited Pro Forma Consolidated Financial Statements

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Independent Auditor’s Report

To the Partners

New England Realty Association Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Country Club Garden Apartments (the "Property"), for the year ended December 31, 2018, and the related notes to the financial statement.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property's preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses as described in Note 2 for the year ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of New England Realty Association Limited Partnership and is not intended to be a complete presentation of the Property's revenue and expenses. Our opinion is not modified in this respect.

/s/ Miller Wachman LLP

Boston, Massachusetts

March 2, 2020

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Country Club Garden Apartments

Statement of Revenue and Certain Expenses

	Nine Months Ended	Year Ended
	September 30, 2019	December 31, 2018
	(unaudited)
Revenues
Rental income	$2,800,449	$3,376,623
	2,800,449	3,376,623
Expenses
Administrative	206,119	281,087
Management fee	83,321	246,888
Operating	178,322	287,916
Renting	51,060	50,389
Repairs and Maintenance	572,842	819,753
Taxes and Insurance	220,887	256,137
Total certain expenses	1,312,551	1,942,170
Revenue in excess of certain expenses	$1,487,898	$1,434,453

See Notes to the Statement of Revenue and Certain Expenses

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Country Club Garden Apartments

Notes to Statement of Revenue and Certain Expenses

Year ended December 31, 2018

And for the Nine Months ended September 30, 2019

(unaudited)

1. Organization

On October 2, 2019, The Hamilton Company, Inc., an affiliate of New England Realty Associates Limited Partnership, entered into a Purchase and Sale Agreement dated as of September 27, 2019 with Ninety-Three Realty Limited Partnership and the other sellers named therein to purchase the property known as Country Club Garden Apartments, a 181 unit apartment complex located at 57 Mill Street, Woburn, Massachusetts for an aggregate purchase price of $59,550,000.

On December 20, 2019, Mill Street Gardens, LLC (“Mill Street”), a wholly-owned subsidiary of the Partnership closed on a Purchase Agreement pursuant to which Mill Street acquired Country Club Garden Apartments, a 181 unit apartment complex located at 57 Mill Street, Woburn, Massachusetts (the “Property”) for an aggregate purchase price of $59,550,000. Mill Street funded $18,000,000 of the purchase price out of an existing line of credit, $10,550,000 of the cash portion of the purchase price out of cash reserves and the remaining $31,000,000 from the proceeds of the Loan described in Item 2.03. The Purchase Agreement was filed as Exhibit 10.1 to the Partnership’s Form 8-K filed with the Securities and Exchange Commission on October 8, 2019.

On December 20, 2019, Mill Street entered into a Loan Agreement with Insurance Strategy Funding Corp. LLC providing for a loan (the “Loan”) in the maximum principal amount of $35,000,000, consisting of an initial advance of $31,000,000 and a subsequent advance of up to $4,000,000 if certain conditions are met. Interest on the Note is payable on a monthly basis at a fixed interest rate of: (i) 3.586% per annum with respect to the initial advance and (ii) the greater of (A) the sum of the market spread rate and the interpolated (based on the remaining term of the Loan) US Treasury rate at the time of the advance and (B) 3.500% with respect to any subsequent advance. The principal amount of the Note is due and payable on January 1, 2035. The Note is secured by a mortgage on the Property pursuant to a Mortgage, Assignment of Leases and Rents and Security Agreement dated December 20, 2019 .The Note is guaranteed by the Partnership pursuant to a Guaranty Agreement dated December 20, 2019.

Mill Street intends to use the proceeds of the initial advance under the Loan to pay a portion of the purchase price for the Property. If it draws on the additional $4,000,000, it intends to use those proceeds to pay down the line of credit that partially funded the purchase of the Property and for other Partnership expenses. The description of the terms of the Note, Mortgage and Guaranty are qualified by reference to the text of the respective documents.

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2. Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenue and certain expenses of Mill Street (the “statement”) has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership's Current Report on Form 8-K/A. Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized monthly over the terms of the lease. Leases are generally for a one-year term. No single tenant accounted for more than 5% of the Property’s revenue in the year ended December 31, 2018, or the nine months ended September 30, 2019.

Unaudited Interim Information

The statement of revenue and certain expenses for the nine months ended September 30, 2019 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature. The results of operations for the period are not necessarily indicative of the Property's future results of operations.

3. Income Taxes

Country Club Garden Apartments is a 181 unit apartment complex, and is not directly subject to income taxes.

4. Subsequent Events

Country Club Garden Apartments evaluated subsequent events through March 2, 2020, the date the statement was available to be issued.

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NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 2019 gives effect to the New England Realty Associates Limited Partnership acquisition and financing described in Note A as if such transaction had been completed as of September 30, 2019. The following unaudited pro forma consolidated income statements for the nine months ended September 30, 2019, and for the year ended December 31, 2018, which reflects amounts prior to the acquisition date that are based on historic operations under the property’s previous ownership, are presented as if the acquisition and financings were effective January 1, 2018.

The pro forma information is based on the historical financial statements of NERA and Country Club Garden Apartments and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2018, its Forms 10-Q for the three, six, and nine months ended March 31, June 30, and September 30, 2019, and the historical operating summary of Country Club Garden Apartments elsewhere herein.

As previously mentioned, on December 20, 2019, Mill Street Gardens, LLC, a wholly-owned subsidiary of New England Realty Associates Limited Partnership closed on a Purchase Agreement dated as of September 27, 2019 with Ninety-Three Realty Limited Partnership pursuant to which Mill Street acquired Country Club Garden Apartments, a 181 unit apartment complex located at 57 Mill Street, Woburn, Massachusetts for an aggregate purchase price of $59,550,000 . Mill Street funded $18,000,000 of the purchase price out of an existing line of credit, $10,550,000 of the purchase price out of cash reserves and the remaining $31,000,000 from the proceeds of the Loan described in Item 2.03. The Purchase Agreement was filed as Exhibit 10.1 to the Partnership’s Form 8-K filed with the Securities and Exchange Commission on October 8, 2019.

The partnership’s management considered many factors in assessing the acquisition of the Country Club Garden Apartments property. These factors included the level of rental income of the property, the availability of rental units and Country Club’s competitors in the Woburn market place and its occupancy level. Management also considered potential changes in expenses due to economies of scale expected to be obtained via Country Club’s proximity to other properties of the Partnership, expense reductions expected from planned changes, potential increases in real estate taxes, as well as other matters.

The Partnership does not have a material relationship or significant business activities with the seller of the Property and the acquisition is not an affiliated transaction.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Regulation S-X.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not facts and there can be no assurance that the Partnership’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2018. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of what our actual financial position and results of operations would have been had the acquisition of the property occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Partnership makes no representations regarding the information set forth below or its ultimate performance compare to it. The unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

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New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2019

		Pro Forma
	Historic	Adjustments	Consolidated
	NERA (a)	Country Club (b)	Totals
ASSETS
Rental Properties	$222,410,937	$58,369,265	$280,780,202
Cash and Cash Equivalents	14,145,618	(10,937,200)	3,208,418
Rents Receivable	557,377	-	557,377
Real Estate Tax Escrows	426,250		426,250
Prepaid Expenses, Intangibles and Other Assets	4,685,545	1,703,171	6,388,716
Investments in Unconsolidated Joint Ventures	1,439,724	-	1,439,724
Total Assets	$243,665,451	$49,135,236	$292,800,687
LIABILITIES AND PARTNERS' CAPITAL
Mortgage Notes Payable	251,505,292	30,789,000	282,294,292
Notes Payable and Line of Credit	-	18,000,000	18,000,000
Distribution and Loss in Excess of Investment in Unconsolidated Joint Venture	19,786,262	-	19,786,262
Accounts Payable and Accrued Expenses	3,758,179	-	3,758,179
Advance Rental Payments and Security Deposits	6,797,260	346,236	7,143,496
Total Liabilities	$281,846,993	$49,135,236	$330,982,229
Partners' Capital	(38,181,542)		(38,181,542)
Total Liabilities and Partners' Capital	$243,665,451	$49,135,236	$292,800,687

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ADJUSTMENTS TO PRO FORMA SEPTEMBER 30, 2019 BALANCE SHEET

(a)	Derived from the Partnerships unaudited financial statements at September 30, 2019.

(b)	The following summarizes the transaction to be included in the pro forma balance sheet which is more fully described in Forms 8-K previously filed by NERA and in the Item 2 above.

Pro Forma Balance
Sheet Adjustments
Country Club Apartments
Date of Acquisition	December 20, 2019

Rental Properties	$58,369,265
Intangibles	1,417,866
Advanced Rental Payments and Security Deposits	(346,236)
Prepaid Expenses	285,305
Mortgage Note Payable	(30,789,000)
Line of Credit	(18,000,000)
Cash	$(10,937,200)

The above reflects the pro forma acquisition cost of Country Club Garden Apartments in the amount of $59,550,000: $18,000,000 borrowed under the Partnership’s outstanding line of credit with KeyBank, NA, at the interest rate of 5.52% at September 30, 2019, and $31,000,000 from Insurance Strategy Funding Corp, LLC, with interest on the Note payable on a monthly basis at a fixed interest rate of 3.586% per annum. The principal amount of the note is due and payable on January 1, 2035. The Partnership has analyzed the fair value of in-place leases and other intangibles as well as the allocation of the building purchase price to specific assets classes. The mortgage note acquisition costs of approximately $211,000 have been offset against the mortgage note payable.

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New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Nine Months Ended September 30, 2019

			Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Country Club(b)	Adjustments		Totals
Revenues
Rental income	44,693,574	$2,800,449	$-		$47,494,023
Laundry and sundry income	335,875	-	-		335,875
	45,029,449	2,800,449	-		47,829,898
Expenses
Administrative	1,861,397	206,119	-		2,067,516
Depreciation and amortization	10,900,060	-	1,275,833	(d)	12,175,893
Management fee	1,787,670	83,321	28,697	(c)	1,899,688
Operating	4,121,444	178,322	-		4,299,766
Renting	773,470	51,060	-		824,530
Repairs and maintenance	6,886,313	572,842	-		7,459,155
Taxes and insurance	5,991,245	220,887	(10,661)	(e)	6,201,471
	32,321,599	1,312,551	1,293,869		34,928,019
Income Before Other Income ( Expense)	12,707,850	1,487,898	(1,293,869)		12,901,879
Other Income (Expense)
Interest income	335	-	-		335
Interest expense	(9,145,075)	-	(1,578,945)	(f)	(10,724,020)
Income from investments in unconsolidated joint ventures	1,287,339	-	-		1,287,339
Other expense	(201,710)	-	-		(201,710)
	(8,059,111)	-	(1,578,945)		(9,638,056)
Net Income	$4,648,739	$1,487,898	$(2,872,814)		$3,263,823

Income per Unit
Net Income per Unit	$37.93				$26.63
Weighted Average Number of Units Outstanding	122,572				122,572

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A. ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019:

(a)	Derived from the Partnership’s unaudited financial statements for the nine months ended September 30, 2019,

(b)	Reflects revenues and certain expenses as reported by Country Club Garden Apartments for the nine months ended September 30, 2019.

(c)	Reflects increase in the management fee to 4.0%.

(d)	Reflects depreciation expense for the nine months ended September 30, 2019 for Country Club Garden Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $59,550,000, the Partnership allocated approximately $45,536,000 to the building and improvements, approximately $1,282,000 to in-place leases, approximately $136,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 36 months respectively. The value of in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2018.

(e)	Reflects adjustment for estimated changes in real estate taxes.

(f)	Represents interest expense on $49,000,000 debt incurred to purchase the property at interest rates of 5.52%, (the interest rate at September 30, 2019 on the Partnership’s outstanding line of credit with KeyBank, N.A.), and 3.586% (the interest rate on the note payable to Insurance Strategy Funding Corp., LLC) for the nine months ended September 30, 2019. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

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New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Twelve Months Ended December 31, 2018

			Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Country Club(b)	Adjustments		Totals
Revenues
Rental income	$57,535,734	$3,376,623	$-		$60,912,357
Laundry and sundry income	478,330	-	-		478,330
	58,014,064	3,376,623	-		61,390,687
Expenses
Administrative	2,204,923	281,087	-		2,486,010
Depreciation and amortization	15,568,973	-	2,983,227	(d)	18,552,200
Management fee	2,326,225	246,888	(111,823)	(c)	2,461,290
Operating	5,542,605	287,916	-		5,830,521
Renting	779,503	50,389	-		829,892
Repairs and maintenance	9,187,714	819,753	-		10,007,467
Taxes and insurance	7,485,749	256,137	24,164	(e)	7,766,050
	43,095,692	1,942,170	2,895,568		47,933,430
Income Before Other Income ( Expense)	14,918,372	1,434,453	(2,895,568)		13,457,257
Other Income (Expense)
Interest income	344	-	-		344
Interest expense	(12,389,680)	-	(2,191,660)	(f)	(14,581,340)
Income from investments in unconsolidated joint ventures	1,640,054	-	-		1,640,054
	(10,749,282)	-	(2,191,660)		(12,940,942)
Net Income	$4,169,090	$1,434,453	$(5,087,228)		$516,315

Income per Unit
Net Income per Unit	$33.52				$4.15
Weighted Average Number of Units Outstanding	124,386				124,386

B. ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2018:

(a)	Derived from the Partnership’s audited financial statements for the year ended December 31, 2018.

(b)	Reflects revenues and certain expenses as reported by Country Club Garden Apartments for the year ended December 31, 2018.

(c)	Reflects an expected decrease in the management fee to 4.0%.

(d)	Reflects depreciation expense for the twelve months ended December 31, 2018 for Country Club Garden Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $59,550,000, the Partnership allocated approximately $45,536,000 to the building and improvements, approximately $1,282,000 to in-place leases, approximately $136,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 36 months respectively. The in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2018.

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(e)	Reflects adjustment for estimated changes in real estate taxes.

(f)	Represents interest expense on $49,000,000 debt incurred to purchase the property at an interest rates of 6.00%, (the interest rate at December 31,2018 on the Partnership’s outstanding line of credit with KeyBank, N.A.), and 3.586% (the interest rate on the note payable to Insurance Strategy Funding Corp., LLC) for the twelve months ended December 31, 2018. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

C. NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Country Club Garden Apartments would result in approximately $2,364,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2018, or $19.00 per unit or $0.63 per receipt.

D. NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Country Club GardenApartments would result in a decrease in pro forma cash available by operations of approximately $670,000 or $5.38 per unit or $0.18 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

	By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

Dated March 2, 2020	By:	/s/ RONALD BROWN
Ronald Brown, President

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